UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-23025

                    TCW ALTERNATIVE FUNDS

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800

                         Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

Patrick W. Dennis

TCW Alternative Funds

865 South Figueroa Street, Suite 1800

                    Los Angeles, California 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (213) 244-0000

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2015

EXPLANATORY NOTE: This filing is being made by TCW Alternative Funds, on behalf of the TCW/Gargoyle Hedged Value Fund (the “TCW Fund”), pursuant to a written request submitted to the Commission as set forth in Rule 30e-1(e) under the Investment Company Act of 1940, as amended, allowing for the extension of transmittal deadlines for shareholder reports for “good cause.” The TCW Fund sought relief from such deadlines due to a change in the fiscal year end of the RiverPark/Gargoyle Hedged Value Fund, a series of the RiverPark Funds Trust (the “RiverPark Fund”) which was the accounting survivor of the TCW Fund, after the reorganization of the RiverPark Fund into the TCW Fund. The RiverPark Fund has a fiscal year end of September 30 while the TCW Fund has a fiscal year end of October 31. The Commission granted the TCW Fund’s request for relief on October 5, 2015 (“Relief”). Pursuant to the Relief, the TCW Fund is permitted to: (i) file with the Commission and distribute to shareholders an audited annual report for the twelve months ended September 30, 2015, and the one month ended October 31, 2015, within 75 days following September 30, 2015 (i.e., December 14, 2015); and (ii) file Form N-CSR with respect to the TCW Fund with the Commission within 10 days of such distribution.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

TCW Alternative Funds

TCW Family of Funds

2015 ANNUAL REPORTS

YEAR ENDED SEPTEMBER 30, 2015

1 MONTH ENDED OCTOBER 31, 2015

TCW ALTERNATIVE FUNDS

TCW | Gargoyle Hedged Value Fund

TCW Alternative Funds

The Letter to Shareholders and/or Management Discussion contained in this Annual Report are the opinions of the Fund’s portfolio managers and are not the opinions of TCW Alternative Funds or its Board of Trustees. Various matters discussed in the Letter to Shareholders and/or Management Discussion constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Alternative Funds. The data presented in the Letter to Shareholders and/or Management Discussion represents past performance and cannot be used to predict future results.

Letter to Shareholders

David S. DeVito President and Chief Executive Officer

Dear Valued Investors:

It is my pleasure to present the 2015 annual report for the TCW Alternative Funds, Inc. This report contains information and a portfolio management discussion for our first fund in the TCW Alternative Funds, the TCW | Gargoyle Hedged Value Fund (“The Fund”). I would like to welcome shareholders of the Riverpark/Gargoyle Hedged Value Fund1, the predecessor fund, to the TCW | Gargoyle Hedged Value Fund, as well as all new shareholders in the Fund.

A brief note on the time period of this report. The Fund merged with RiverPark/Gargoyle Hedged Value Fund (the “Predecessor”) on July 13, 2015. The Predecessor fund had a fiscal year end of September 30th which was carried over in order to report the results of the Fund for the full twelve months. Subsequent to September 30, 2015, the Fund changed its fiscal year end to October 31st to conform to the fiscal year end of the TCW Alternative Funds family. Therefore, we are also reporting the results of the Fund for the one month ended October 31, 2015.

The TCW Alternative Funds Family

In today’s market environment, investors are increasingly looking for returns that have low correlation to standard equity and bond allocations, mitigate volatility, and increase overall portfolio diversification. The TCW Alternative Funds family and its first fund, the TCW | Gargoyle Hedged Value Fund, offers shareholders a fund that displays risk and return characteristics that differ from traditional investments.

The TCW | Gargoyle Hedged Value Fund

The TCW | Gargoyle Hedged Value Fund is advised by TCW and sub-advised by Gargoyle Investment Advisor LLC. The Fund seeks long-term capital appreciation with lower volatility than a stand-alone stock portfolio. The Fund aims to achieve this outcome through a combination of buying undervalued stocks and selling overpriced index call options.

The TCW | Gargoyle Hedged Value Fund is managed by Gargoyle co-founders and managing partners Joshua B. Parker and Alan L. Salzbank. Both Messrs. Parker and Salzbank have extensive experience in equity and options investing. Earlier in their careers, both were members of and options marketmakers on the American Stock Exchange. Mr. Parker holds an undergraduate degree from Yale University and a Juris Doctorate from New York University

School of Law. Mr. Salzbank holds an undergraduate degree in economics from the Wharton School and an MBA from New York University.

Market Summary

For the 12-month period ended September 30, 2015, returns for U.S. equities were mixed as large capitalization stocks closed slightly negative while mid- and small capitalization stocks advanced. The S&P 500 Index declined (0.62%) for the period, while the S&P Mid-Cap 400 Index and the Russell 2000 Index advanced 1.40% and 1.25%, respectively. Growth outperformed value over the period with the Russell 1000 Growth Index returning 3.17% and the Russell 1000 Value Index declining (4.43%). Bonds advanced over the period represented by the Barclays U.S. Aggregate Bond Index gaining 2.94% as the 10yr U.S. Treasury yield fell from 2.51% to 2.06%. Volatility arose spurred by a surprise devaluation of the Chinese Yuan and the collapse of the Chinese stock market. In its September policy meeting, the Federal Reserve elected not to raise rates due to slowing global growth, stock market volatility, and stubbornly low U.S. inflation.

For the one-month period ended October 31, 2015, U.S. equities surged higher due to stabilizing economic data in China, along with continuingly supportive central bank rhetoric, and, maybe most importantly, fear of missing the year end rally. The S&P 500 Index returned 8.44% while the S&P Mid-Cap 400 Index and the Russell 2000 Index each returned 5.63%. Bonds were flat for the month represented by the Barclays U.S. Aggregate Bond Index. Looking ahead, continued elevated volatility is likely to be the order of the day as investors focus on the Federal Reserve’s response to market weakness, ongoing dislocation in Chinese markets, heightened volatility in commodity prices, and mixed signals about the state of the domestic and global economies.

An Update on the TCW Alternative Funds Family

We are pleased to let you know that effective December 1, 2015, three new funds were added to the TCW Alternative Funds family, managed by investment teams you may already know:

•

Two of the new funds, the TCW | Gargoyle Dynamic 500 Fund (TFDIX/TFDNX) and the TCW | Gargoyle Systematic Value Fund (TFVSX/TFSNX), will be subadvised by Gargoyle Investment Advisor LLC lead by the portfolio management team of Josh Parker and Alan Salzbank.

Letter to Shareholders (Continued)

–    The TCW | Gargoyle Dynamic 500 Fund seeks long-term capital appreciation with reduced risk and lower volatility than the S&P 500 Index. The Fund seeks to achieve this objective by buying the S&P 500 Index while writing and actively managing near-term S&P 500 Index call options, targeting a net 50% long market exposure.

–    The TCW | Gargoyle Systematic Value Fund provides investors access to Gargoyle’s long-only value equity portfolio that seeks to identify equities that have low fundamental valuations and thus long-term appreciation potential.

•

The third new fund, the TCW High Dividend Equities Long/Short Fund (TFDEX/TFENX) is managed by Portfolio Manager Iman Brivanlou, PhD, who leads TCW’s Income Equities group. The TCW High Dividend Equities Long/Short Fund employs a “long/short” investment strategy to attempt to achieve capital appreciation and manage risk by purchasing high dividend stocks believed to be undervalued and selling short high dividend stocks believed to be overvalued. The Long/Short Fund generally maintains a net long bias, and may short a maximum of 30% of the Long/Short Fund’s assets under normal market conditions. The Fund may hold a substantial portion of its total assets in cash when it holds significant short positions.

We know that you have many choices when it comes to the management of your financial assets. On behalf of everyone at TCW, I would like to thank you for making the TCW Alternative Funds family and the TCW | Gargoyle Hedged Value Fund a part of your long-term investment plan. We truly value our relationship with you. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at (866) 858-4338.

I wish you all the best in the coming new year and I look forward to further correspondence with you through our semi-annual report in 2016.

Sincerely,

David S. DeVito

President and Chief Executive Officer

1On July 13, 2015, RiverPark/Gargoyle Hedged Value Fund, a series of RiverPark Funds Trust, the predecessor mutual fund, reorganized into the TCW | Gargoyle Hedged Value Fund, a series of TCW Alternative Funds.

TCW | Gargoyle Hedged Value Fund

Management Discussion

For the fiscal year ended September 30, 2015, the TCW | Gargoyle Hedged Value Fund (the “Fund”) declined 8.15% and 8.45% on its I Class and N Class Shares, respectively. The performance of the Classes varies due to differing expenses of each Class. During the same period, the S&P 500 Index lost 0.62% and the Russell 1000 Value Index lost 4.43%.

Investment results for the fiscal year were not uniform across quarters. The I Class Shares lost 1.65% for the December quarter, gained 3.30% for the March quarter, gained 0.36% for the June quarter, and lost 9.92% for the September quarter.

The Fund’s best performing sectors were Consumer Staples, Health Care and Financials. The Fund’s worst performing sectors were Materials, Utilities, and Energy. The Fund’s best performing stocks were Cablevison, Herbalife and VeriSign. The Fund’s worst performers were Tronox, Linn Energy and Joy Global.

The Fund seeks long-term capital appreciation while exposing investors to less risk than broad stock market indexes by combining two investment strategies. First, the Fund strives to be fully invested in US-listed equity securities of medium-large capitalization companies (the “Stock Portfolio”) that we believe are attractively priced relative to other companies within the same capitalization range, generally. Second, the Fund sells index call options (the “Options Portfolio”) against the Stock Portfolio in an effort to increase the Fund’s income, reduce the volatility of its returns, and in general, improve the reward/risk of the Stock Portfolio. The Fund seeks to maintain a net market exposure between 35% and 65%.

The past year can be characterized as a year in which momentum was a key driver for stock performance. This is not an ideal environment for the Fund because our relative-value strategy typically buys stocks that are temporarily out of favor with investors and thus generally have a degree of negative momentum. For the year, our Stock Portfolio had a gross loss of 10.49%.

On the positive side, our Options Portfolio was able to cover 3.51% of that 10.49% (33.5% of the Stock Portfolio loss) leaving the Fund with a gross negative return of 6.99%. This is all the more encouraging given the wild reversal in the market as the fiscal year began in October 2014 when the Options Portfolio lost 3.24% for the month.

As stated in the President’s Letter, the Fund merged with RiverPark/Gargoyle Hedged Value Fund (the “Predecessor Fund”) on July 13, 2015. The Predecessor Fund had a fiscal year end of September 30, which was carried over in order to report the results of the Fund for the full twelve months. Subsequent to September 30, 2015, the Fund changed its fiscal year end to October 31st to conform to the fiscal year end of the TCW Alternative Funds family. Therefore, we are also reporting the results of the Fund for the one month ended October 31, 2015.

For the one month ended October 31, 2015, the Fund gained 3.42% and 3.53% on its I Class and N Class Shares, respectively. The S&P 500 Index and Russell 1000 Value Index gained 8.44% and 7.55%, respectively, during the same period.

We are cautiously optimistic that we can achieve our long-term objective of realizing above average rates of return over the next few years. Additionally, the Fund believes that it can gain performance from its index option writing activities while decreasing overall performance volatility.

TCW | Gargoyle Hedged Value Fund
Management Discussion (Continued)

TCW | Gargoyle Hedged Value Fund - I Class

TCW | Gargoyle Hedged Value Fund - N Class

(1)    The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

*    Performance data includes the performance of the predecessor entity from September 30, 2005, to April 30, 2012. That entity was not a registered investment company under the Investment Company Act of 1940, as amended (‘‘40 Act’’), and therefore, it was not subject to certain investment restrictions that are imposed by the 40 Act or the tax restrictions under the Sub Chapter M of the Internal Revenue Code for a 40 Act company. If that entity had been registered under the 40 Act, the performance may have been lower. The performance also includes the performance history of the RiverPark/Gargoyle Hedged Value Fund (“RiverPark Fund”) from April 30, 2012, to July 12, 2015 (see Note 1 of the Notes to Financial Statements). RiverPark Fund was a registered investment company under the 40 Act.

**  The Fund changed its fiscal year end to October 31.

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TCW | Gargoyle Hedged Value Fund

Schedule of Investments	October 31, 2015

Number of Shares	Common Stock	Value

	Consumer Discretionary (18.1%)
21,948	Best Buy Co., Inc. (1)	$768,838
48,400	Cablevision Systems Corp., Class A (1)	1,577,356
57,380	Ford Motor Co. (1)	849,798
14,800	GameStop Corp., Class A (1)	681,836
20,100	General Motors Co. (1)	701,691
6,100	Goodyear Tire & Rubber Co. (The) (1)	200,324
12,270	Las Vegas Sands Corp. (1)	607,488
28,500	Liberty Interactive Corp. QVC Group, Class A (1) (2)	780,045
28,181	Lions Gate Entertainment Corp. (1)	1,098,214
22,000	Michael Kors Holdings, Ltd. (1) (2)	850,080
64,895	Staples, Inc. (1)	842,986
18,300	Tenneco, Inc. (1) (2)	1,035,597
11,230	Time Warner, Inc. (1)	846,068
15,910	Tribune Media Co., Class A (1) (2)	641,650
6,400	Viacom, Inc., Class B (1)	315,584
29,400	Wolverine World Wide, Inc. (1)	545,958

	Total Consumer Discretionary	12,343,513

	Consumer Staples (4.3%)
17,200	Herbalife, Ltd. (1) (2)	963,888
12,315	Molson Coors Brewing Co., Class B (1)	1,084,951
45,880	Pilgrim’s Pride Corp. (1)	871,261

	Total Consumer Staples	2,920,100

	Energy (9.4%)
2,300	Chevron Corp.	209,024
4,500	Devon Energy Corp.	188,685
5,300	Murphy Oil Corp.	150,679
22,600	National Oilwell Varco, Inc. (1)	850,664
23,000	Oceaneering International, Inc. (1)	966,460
61,500	Southwestern Energy Co. (2)	678,960
3,100	Targa Resources Corp.	177,165
9,952	Tesoro Corp. (1)	1,064,167
17,470	Valero Energy Corp. (1)	1,151,622
23,530	Western Refining, Inc. (1)	979,319

	Total Energy	6,416,745

	Financials (17.2%)
9,318	Bank of New York Mellon Corp. (The) (1)	388,095
20,540	CIT Group, Inc. (1)	883,220
11,731	Erie Indemnity Co., Class A (1)	1,025,993
1,300	Everest Re Group, Ltd.	231,361
33,300	FNF Group (1)	1,174,824

See accompanying notes to financial statements.

TCW | Gargoyle Hedged Value Fund

Schedule of Investments  (Continued)

Number of Shares	Common Stock	Value

	Financials (Continued)
23,000	Hartford Financial Services Group, Inc. (The) (1)	$1,063,980
4,490	Intercontinental Exchange, Inc. (1)	1,133,276
32,228	Leucadia National Corp. (1)	644,882
90,582	MGIC Investment Corp. (1) (2)	851,471
6,704	Nasdaq, Inc. (1)	388,095
68,327	Navient Corp. (1)	901,233
46,500	Old Republic International Corp. (1)	838,860
62,400	Radian Group, Inc. (1)	902,928
11,400	Voya Financial, Inc. (1)	462,498
22,000	Waddell & Reed Financial, Inc., Class A (1)	812,680

	Total Financials	11,703,396

	Health Care (13.6%)
3,000	Allergan PLC (1) (2)	925,410
19,310	Allscripts Healthcare Solutions, Inc. (1) (2)	271,499
25,000	Baxter International, Inc. (1)	934,750
18,000	Community Health Systems, Inc. (1) (2)	504,720
9,500	Gilead Sciences, Inc. (1)	1,027,235
17,800	Medivation, Inc. (1) (2)	748,668
16,000	Merck & Co., Inc. (1)	874,560
14,681	Mylan NV (1) (2)	647,285
21,587	Myriad Genetics, Inc. (1) (2)	871,467
6,320	Perrigo Co. PLC (1)	996,917
9,831	United Therapeutics Corp. (1) (2)	1,441,520

	Total Health Care	9,244,031

	Industrials (12.9%)
16,300	Colfax Corp. (2)	439,448
18,807	Delta Air Lines, Inc. (1)	956,148
9,900	Huntington Ingalls Industries, Inc. (1)	1,187,406
11,200	Macquarie Infrastructure Corp. (1)	890,960
11,950	ManpowerGroup, Inc. (1)	1,096,771
30,100	Owens Corning (1)	1,370,453
16,370	Pentair PLC (1)	915,410
15,200	United Continental Holdings, Inc. (1) (2)	916,712
13,500	United Rentals, Inc. (1) (2)	1,010,610

	Total Industrials	8,783,918

	Information Technology (17.1%)
33,800	ARRIS Group, Inc. (1) (2)	955,188
16,730	Brocade Communications Systems, Inc. (1)	174,327
11,971	Computer Sciences Corp. (1)	797,149
30,000	eBay, Inc. (2)	837,000

See accompanying notes to financial statements.

TCW | Gargoyle Hedged Value Fund
Schedule of Investments (Continued)	October 31, 2015

Number of Shares	Common Stock	Value

	Information Technology (Continued)
18,673	First Solar, Inc. (1) (2)	$1,065,668
94,031	Flextronics International, Ltd. (1) (2)	1,071,013
19,650	Hewlett-Packard Co. (1) (2)	529,764
13,890	IAC/InterActiveCorp (1)	930,769
1,000	International Business Machines Corp.	140,080
4,918	Itron, Inc. (1) (2)	180,638
5,600	Lexmark International, Inc., Class A (1)	181,944
21,119	Micron Technology, Inc. (2)	349,731
37,300	NVIDIA Corp. (1)	1,058,201
98,100	ON Semiconductor Corp. (1) (2)	1,079,100
12,200	Oracle Corp. (1)	473,848
3,604	Sohu.com, Inc. (1) (2)	182,074
16,730	VeriSign, Inc. (1) (2)	1,348,438
4,633	Vishay Intertechnology, Inc. (1)	49,110
7,527	Yahoo!, Inc. (1) (2)	268,112

	Total Information Technology	11,672,154

	Materials (6.5%)
77,042	Freeport-McMoRan, Inc. (1)	906,784
7,300	LyondellBasell Industries NV, Class A (1)	678,243
20,200	Mosaic Co. (The) (1)	682,558
38,641	Newmont Mining Corp. (1)	751,954
13,700	Reliance Steel & Aluminum Co.	821,452
10,000	Westlake Chemical Corp. (1)	602,700

	Total Materials	4,443,691

	Telecommunication Services (3.4%)
33,510	CenturyLink, Inc. (1)	945,317
26,326	Telephone & Data Systems, Inc. (1)	753,977
15,502	United States Cellular Corp. (1) (2)	631,551

	Total Telecommunication Services	2,330,845

	Utilities (1.3%)
54,533	Calpine Corp. (1) (2)	845,807

	Total Common Stock (Cost: $64,608,205) (103.8%)	70,704,200

	Total Investments (Cost: $64,608,205) (103.8%)	70,704,200

	Liabilities in Excess of Other Assets (-3.8%)	(2,584,529)

	Net Assets (100.0%)	$68,119,671

See accompanying notes to financial statements.

TCW | Gargoyle Hedged Value Fund

Schedule of Investments  (Continued)

Written Options - Exchange Traded

Number of Contracts	Description	Premiums (Received)	Value

2	NASDAQ 100 Stock Index, Call, Strike Price $4,275, Expires 11/20/15	$(14,975)	$(75,690)
29	Russell 2000 Index, Call, Strike Price $1,100, Expires 11/20/15	(98,713)	(186,731)
18	Russell 2000 Index, Call, Strike Price $1,110, Expires 11/20/15	(48,563)	(107,496)
18	Russell 2000 Index, Call, Strike Price $1,130, Expires 11/20/15	(38,267)	(77,256)
20	Russell 2000 Index, Call, Strike Price $1,140, Expires 11/20/15	(34,759)	(61,800)
25	Russell 2000 Index, Call, Strike Price $1,150, Expires 11/20/15	(57,854)	(63,650)
25	Russell 2000 Index, Call, Strike Price $1,160, Expires 11/20/15	(51,578)	(49,175)
35	Russell 2000 Index, Call, Strike Price $1,190, Expires 11/20/15	(92,528)	(20,440)
18	S&P 500 Index, Call, Strike Price $1,925, Expires 11/13/15	(67,283)	(277,020)
45	S&P 500 Index, Call, Strike Price $1,920, Expires 11/20/15	(193,678)	(750,150)
27	S&P 500 Index, Call, Strike Price $1,940, Expires 11/20/15	(113,102)	(378,000)
20	S&P 500 Index, Call, Strike Price $1,970, Expires 11/20/15	(77,309)	(236,940)
24	S&P 500 Index, Call, Strike Price $2,025, Expires 11/20/15	(60,431)	(163,560)
13	S&P 500 Index, Call, Strike Price $2,075, Expires 11/20/15	(30,003)	(33,800)
10	S&P 500 Index, Call, Strike Price $2,050, Expires 11/30/15	(22,675)	(50,960)
16	S&P 500 Index, Call, Strike Price $2,085, Expires 12/11/15	(42,367)	(53,440)
10	S&P 500 Index, Call, Strike Price $2,090, Expires 12/11/15	(25,775)	(30,800)

	Total Written Options	$(1,069,860)	$(2,616,908)

Notes to the Schedule of Investments:

(1)	All or portion of this security is segregated to cover for written options.

(2)	Non-income producing security.

NASDAQ -	National Association of Securities Dealers Automated Quotations.
S&P -	Standard and Poor’s

See accompanying notes to financial statements.

TCW | Gargoyle Hedged Value Fund
Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Consumer Discretionary	18.1%
Financials	17.2
Information Technology	17.1
Health Care	13.6
Industrials	12.9
Energy	9.4
Materials	6.5
Consumer Staples	4.3
Telecommunication Services	3.4
Utilities	1.3

Total	103.8%

See accompanying notes to financial statements.

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TCW | Gargoyle Hedged Value Fund
Schedule of Investments	September 30, 2015

Number of Shares	Common Stock	Value

	Consumer Discretionary (17.7%)
21,948	Best Buy Co., Inc. (1)	$814,710
48,400	Cablevision Systems Corp., Class A (1)	1,571,548
57,380	Ford Motor Co. (1)	778,647
14,800	GameStop Corp., Class A (1)	609,908
20,100	General Motors Co. (1)	603,402
6,100	Goodyear Tire & Rubber Co. (The) (1)	178,913
12,270	Las Vegas Sands Corp. (1)	465,892
28,500	Liberty Interactive Corp. QVC Group, Class A (1) (2)	747,555
28,181	Lions Gate Entertainment Corp. (1)	1,037,061
22,000	Michael Kors Holdings, Ltd. (1) (2)	929,280
64,895	Staples, Inc. (1)	761,218
18,300	Tenneco, Inc. (2)	819,291
11,230	Time Warner, Inc. (1)	772,063
15,910	Tribune Media Co., Class A (1)	566,396
6,400	Viacom, Inc., Class B (1)	276,160
29,400	Wolverine World Wide, Inc. (1)	636,216

	Total Consumer Discretionary	11,568,260

	Consumer Staples (5.9%)
10,650	Bunge, Ltd. (1)	780,645
20,200	Herbalife, Ltd. (1) (2)	1,100,900
12,315	Molson Coors Brewing Co., Class B (1)	1,022,391
45,880	Pilgrim’s Pride Corp. (1)	953,386

	Total Consumer Staples	3,857,322

	Energy (8.0%)
2,300	Chevron Corp.	181,424
5,300	Murphy Oil Corp.	128,260
22,600	National Oilwell Varco, Inc. (1)	850,890
23,000	Oceaneering International, Inc.	903,440
1,800	Targa Resources Corp.	92,736
9,952	Tesoro Corp. (1)	967,732
17,470	Valero Energy Corp. (1)	1,049,947
23,530	Western Refining, Inc. (1)	1,038,144

	Total Energy	5,212,573

	Financials (17.1%)
9,318	Bank of New York Mellon Corp. (The) (1)	364,800
20,540	CIT Group, Inc. (1)	822,216
11,731	Erie Indemnity Co., Class A (1)	972,969
1,300	Everest Re Group, Ltd.	225,342
33,300	FNF Group (1)	1,181,151
23,000	Hartford Financial Services Group, Inc. (The) (1)	1,052,940

See accompanying notes to financial statements.

TCW | Gargoyle Hedged Value Fund

Schedule of Investments  (Continued)

Number of Shares	Common Stock	Value

	Financials (Continued)
4,490	Intercontinental Exchange, Inc. (1)	$1,055,105
32,228	Leucadia National Corp. (1)	652,939
90,582	MGIC Investment Corp. (1) (2)	838,789
6,704	Nasdaq, Inc. (1)	357,524
68,327	Navient Corp. (1)	767,995
46,500	Old Republic International Corp. (1)	727,260
62,400	Radian Group, Inc. (1)	992,784
11,400	Voya Financial, Inc. (1)	441,978
22,000	Waddell & Reed Financial, Inc., Class A	764,940

	Total Financials	11,218,732

	Health Care (13.5%)
3,000	Allergan PLC (1) (2)	815,430
19,310	Allscripts Healthcare Solutions, Inc. (1) (2)	239,444
25,000	Baxter International, Inc.	821,250
18,000	Community Health Systems, Inc. (1) (2)	769,860
9,500	Gilead Sciences, Inc. (1)	932,805
17,800	Medivation, Inc. (1) (2)	756,500
16,000	Merck & Co., Inc. (1)	790,240
14,681	Mylan NV (1) (2)	591,057
21,587	Myriad Genetics, Inc. (1) (2)	809,081
6,320	Perrigo Co. PLC (1)	993,946
9,831	United Therapeutics Corp. (1) (2)	1,290,220

	Total Health Care	8,809,833

	Industrials (12.1%)
16,300	Colfax Corp. (2)	487,533
18,807	Delta Air Lines, Inc. (1)	843,870
9,900	Huntington Ingalls Industries, Inc. (1)	1,060,785
11,200	Macquarie Infrastructure Corp. (1)	836,192
11,950	ManpowerGroup, Inc. (1)	978,586
30,100	Owens Corning (1)	1,261,491
16,370	Pentair PLC (1)	835,525
15,200	United Continental Holdings, Inc. (1) (2)	806,360
13,500	United Rentals, Inc. (1) (2)	810,675

	Total Industrials	7,921,017

	Information Technology (17.8%)
33,800	ARRIS Group, Inc. (1) (2)	877,786
16,730	Brocade Communications Systems, Inc. (1)	173,657
11,971	Computer Sciences Corp. (1)	734,780
18,673	First Solar, Inc. (1) (2)	798,271
94,031	Flextronics International, Ltd. (1) (2)	991,087

See accompanying notes to financial statements.

TCW | Gargoyle Hedged Value Fund
Schedule of Investments (Continued)	September 30, 2015

Number of Shares	Common Stock	Value

	Information Technology (Continued)
26,650	Hewlett-Packard Co. (1) (2)	$682,507
13,890	IAC/InterActiveCorp (1)	906,600
1,000	International Business Machines Corp.	144,970
4,918	Itron, Inc. (1) (2)	156,933
5,600	Lexmark International, Inc., Class A (1)	162,288
51,819	Micron Technology, Inc. (1) (2)	776,249
37,300	NVIDIA Corp. (1)	919,445
98,100	ON Semiconductor Corp. (1) (2)	922,140
12,200	Oracle Corp. (1)	440,664
25,500	PTC, Inc. (1) (2)	809,370
3,604	Sohu.com, Inc. (1) (2)	148,845
16,730	VeriSign, Inc. (1) (2)	1,180,469
4,633	Vishay Intertechnology, Inc. (1)	44,894
27,527	Yahoo!, Inc. (1) (2)	795,806

	Total Information Technology	11,666,761

	Materials (5.9%)
77,042	Freeport-McMoRan, Inc. (1)	746,537
7,300	LyondellBasell Industries NV, Class A (1)	608,528
20,200	Mosaic Co. (The)	628,422
38,641	Newmont Mining Corp. (1)	620,961
13,700	Reliance Steel & Aluminum Co.	739,937
10,000	Westlake Chemical Corp.	518,900

	Total Materials	3,863,285

	Telecommunication Services (3.1%)
33,510	CenturyLink, Inc. (1)	841,771
26,326	Telephone & Data Systems, Inc. (1)	657,097
15,502	United States Cellular Corp. (1) (2)	549,236

	Total Telecommunication Services	2,048,104

	Utilities (1.2%)
54,533	Calpine Corp. (1) (2)	796,182

	Total Common Stock (Cost: $66,813,310) (102.3%)	66,962,069

See accompanying notes to financial statements.

TCW | Gargoyle Hedged Value Fund

Schedule of Investments  (Continued)

Number of Contracts	Options	Value

	Purchased Options (0.0%)
30	S&P 500 Index, Call, Strike Price $2,100, Expires 10/02/15	$30

	Total Purchased Options (Cost: $6,286)	30

	Total Investments (Cost: $66,819,596) (102.3%)	66,962,099

	Liabilities in Excess of Other Assets (-2.3%)	(1,504,046)

	Net Assets (100.0%)	$65,458,053

Written Options - Exchange Traded
Number of Contracts	Description	Premiums (Received)	Value
2	NASDAQ Euro Index, Call, Strike Price $4,300, Expires 10/16/15	$(20,335)	$(5,840)
2	NASDAQ Euro Index, Call, Strike Price $4,350, Expires 10/30/15	(12,215)	(7,134)
2	NASDAQ Euro Index, Call, Strike Price $4,275, Expires 11/20/15	(14,975)	(16,500)
20	Russell 2000 Index, Call, Strike Price $1,170, Expires 10/02/15	(49,159)	(100)
25	Russell 2000 Index, Call, Strike Price $1,180, Expires 10/02/15	(58,449)	(125)
23	Russell 2000 Index, Call, Strike Price $1,200, Expires 10/02/15	(51,269)	(115)
45	Russell 2000 Index, Call, Strike Price $1,150, Expires 10/30/15	(75,927)	(34,335)
12	Russell 2000 Index, Call, Strike Price $1,160, Expires 10/30/15	(23,015)	(6,372)
40	Russell 2000 Index, Call, Strike Price $1,170, Expires 11/20/15	(87,578)	(30,680)
56	Russell 2000 Index, Call, Strike Price $1,100, Expires 11/20/15	(180,085)	(211,121)
25	Russell 2000 Index, Call, Strike Price $1,110, Expires 11/20/15	(67,449)	(79,950)
30	Russell 2000 Index, Call, Strike Price $1,130, Expires 11/20/15	(63,779)	(65,370)
30	Russell 2000 Index, Call, Strike Price $1,140, Expires 11/20/15	(52,139)	(53,160)
45	Russell 2000 Index, Call, Strike Price $1,150, Expires 11/20/15	(104,138)	(62,325)
35	Russell 2000 Index, Call, Strike Price $1,160, Expires 11/20/15	(71,428)	(35,630)
35	Russell 2000 Index, Call, Strike Price $1,190, Expires 11/20/15	(92,528)	(13,650)
21	S&P 500 Index, Call, Strike Price $1,930, Expires 10/02/15	(91,857)	(18,270)
40	S&P 500 Index, Call, Strike Price $2,030, Expires 10/02/15	(142,718)	(120)
25	S&P 500 Index, Call, Strike Price $2,065, Expires 10/02/15	(76,699)	(125)
25	S&P 500 Index, Call, Strike Price $2,070, Expires 10/02/15	(82,949)	(25)
30	S&P 500 Index, Call, Strike Price $1,925, Expires 10/16/15	(167,039)	(87,600)
40	S&P 500 Index, Call, Strike Price $1,950, Expires 10/16/15	(180,318)	(71,600)
25	S&P 500 Index, Call, Strike Price $2,000, Expires 10/30/15	(75,449)	(26,750)
18	S&P 500 Index, Call, Strike Price $1,925, Expires 11/13/15	(67,283)	(80,496)
60	S&P 500 Index, Call, Strike Price $1,920, Expires 11/20/15	(253,647)	(304,800)
26	S&P 500 Index, Call, Strike Price $1,940, Expires 11/20/15	(109,146)	(105,560)
43	S&P 500 Index, Call, Strike Price $1,970, Expires 11/20/15	(165,297)	(123,453)

	Total Written Options	$(2,436,870)	$(1,441,206)

See accompanying notes to financial statements.

TCW | Gargoyle Hedged Value Fund
Schedule of Investments (Continued)	September 30, 2015

Notes to the Schedule of Investments:

(1)	All or portion of this security is segregated to cover for written options.

(2)	Non-income producing security.

NASDAQ -	National Association of Securities Dealers Automated Quotations.
S&P -	Standard and Poor’s

See accompanying notes to financial statements.

TCW | Gargoyle Hedged Value Fund

Investments by Industry	September 30, 2015

Industry	Percentage of Net Assets

Information Technology	17.8%
Consumer Discretionary	17.7
Financials	17.1
Health Care	13.5
Industrials	12.1
Energy	8.0
Materials	5.9
Consumer Staples	5.9
Telecommunication Services	3.1
Utilities	1.2
Total	102.3%

See accompanying notes to financial statements.

TCW Alternative Funds

Statements of Assets and Liabilities

	TCW | Gargoyle Hedged Value Fund
	October 31, 2015	September 30, 2015
ASSETS:
Investments, at Value (1)	$70,704,200	$66,962,099
Cash	1,507,901	—
Deposit with Brokers for Options	—	1,026,542
Receivable for Securities Sold	676,438	56,519
Receivable for Fund Shares Sold	27,007	52,823
Receivable from Investment Adviser	66,997	47,694
Interest and Dividends Receivable	48,785	42,417
Prepaid Expenses	11,192	33,819

Total Assets	73,042,520	68,221,913

LIABILITIES:
Written Options, at Value (2)	2,616,908	1,441,206
Payable to Brokers for Options	1,582,366	—
Payable for Securities Purchased	520,552	677,546
Payable for Fund Shares Redeemed	36,558	354,244
Disbursements in Excess of available cash	—	145,303
Payable for Expired Option	—	50
Accrued Management Fees	51,659	50,820
Accrued Trustees’ Fees and Expenses	—	5,570
Accrued Distribution Fees	2,646	2,620
Other Accrued Expenses	112,160	86,501

Total Liabilities	4,922,849	2,763,860

NET ASSETS	$68,119,671	$65,458,053

NET ASSETS CONSIST OF:
Paid-in Capital	$64,201,947	$63,819,914
Undistributed Net Investment Income	294,175	314,786
Accumulated Net Realized Gain (Loss) on Investments	(925,398)	185,185
Net Unrealized Appreciation (Depreciation) of Investments and Written Options	4,548,947	1,138,168

NET ASSETS	$68,119,671	$65,458,053

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$55,734,360	$53,165,736

N Class Share	$12,385,311	$12,292,317

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	5,939,310	5,863,859

N Class Share	1,320,878	1,356,553

NET ASSET VALUE PER SHARE: (4)
I Class Share	$9.38	$9.07

N Class Share	$9.38	$9.06

(1)	The identified cost for the TCW | Gargoyle Hedged Value Fund at October 31, 2015 and September 30, 2015 was $64,608,205 and $66,819,596, respectively.

(2)	The premiums received for the TCW | Gargoyle Hedged Value Fund at October 31, 2015 and September 30, 2015 was $1,069,860 and $2,436,870, respectively.

(3)	Authorized to issue unlimited number of shares with no par value.

(4)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Alternative Funds

Statements of Operations

	TCW | Gargoyle Hedged Value Fund
INVESTMENT INCOME	One Month Ended October 31, 2015 (1)	Year Ended September 30, 2015

Income:
Dividends	$53,783 (2)	$1,397,798 (2)

Expenses:
Management Fees	51,659	657,851
Administration Fees	3,372	83,029
Trustees’ Fees and Expenses	24,130	68,855
Transfer Agent Fees:
I Class	20,000	46,616
N Class	6,074	19,918
Registration Fees:
I Class	3,357	51,501
N Class	763	13,418
Distribution Fees:
N Class	2,646	37,690
Shareholder Reporting Expense	—	23,696
Professional Fees	9,111	23,417
Custodian Fees	—	10,992
Insurance Fees	18,614	5,958
Other Fees	1,665	5,266

Total	141,391	1,048,207

Less Expenses Borne by Investment Adviser:
I Class	(53,400)	(71,852)
N Class	(13,597)	(24,614)

Net Expenses	74,394	951,741

Net Investment Income (Loss)	(20,611)	446,057

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(933,796)	309,410
Written Options	(176,787)	1,227,112
Change in Unrealized Appreciation (Depreciation) on:
Investments	5,953,492	(8,197,496)
Written Options	(2,542,713)	404,664

Net Realized and Unrealized Gain (Loss) on Investments	2,300,196	(6,256,310)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,279,585	$(5,810,253)

(1)	The Fund changed its fiscal year end to October 31.

(2)	Net of foreign taxes withheld of $0 and $2,018 for October 31, 2015 and September 30, 2015, respectively, for the TCW | Gargoyle Hedged Value Fund.

See accompanying notes to financial statements.

TCW Alternative Funds

Statements of Changes in Net Assets

	TCW | Gargoyle Hedged Value Fund
	One Month Ended October 31, 2015 (1)	Year Ended September 30, 2015	Year Ended September 30, 2014
OPERATIONS:
Net Investment Income (Loss)	$ (20,611)	$ 446,057	$ 203,000
Net Realized Gain (Loss) on Investments and Options Written	(1,110,583)	1,536,522	2,046,000
Change in Unrealized Appreciation (Depreciation) on Investments and Options Written	3,410,779	(7,792,832)	3,153,000
Increase (Decrease) in Net Assets Resulting from Operations	2,279,585	(5,810,253)	5,402,000
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from Net Investment Income:
I Class	—	(239,714)	(128,000)
N Class	—	(16,393)	(32,000)
Distributions from Net Realized Gain:
I Class	—	(2,428,017)	(215,000)
N Class	—	(645,890)	(78,000)
Total Distributions to Shareholders	—	(3,330,014)	(453,000)
NET CAPITAL SHARE TRANSACTIONS:
I Class	714,590	15,162,052	21,379,000
N Class	(332,557)	(8,321,159)	12,773,000
Increase in Net Assets Resulting from Net Capital Share Transactions	382,033	6,840,893	34,152,000
Increase (Decrease) in Net Assets	2,661,618	(2,299,374)	39,101,000
NET ASSETS:
Beginning of Period	65,458,053	67,757,427	28,656,000
End of Period	$68,119,671	$65,458,053	$ 67,757,000
Undistributed Net Investment Income	$ 294,175	$ 314,786	$ 180,000

(1)	The Fund changed its fiscal year end to October 31.

See accompanying notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

TCW Alternative Funds

Notes to Financial Statements	October 31, 2015

Note 1 — Organization

TCW Alternative Funds, a Delaware statutory trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), that currently offers TCW | Gargoyle Hedged Value Fund (the “Fund”), a no-load mutual fund. TCW Investment Management Company (the “Adviser”) is the investment adviser to and an affiliate of the Fund and is registered under the Investment Advisors Act of 1940. The following is the objective of the Fund:

TCW Alternative Fund	Investment Objective

TCW | Gargoyle Hedged Value Fund	Seeks long-term capital appreciation with lower volatility than a stand alone stock portfolio by mixing a stock portfolio with index call options.

The Fund offers two classes of shares: I Class and N Class. The Classes are substantially the same except that the N Class shares are subject to a distribution fee.

Through the Plan of Reorganization (the “Reorganization”), the Fund acquired all of the assets and liabilities of the RiverPark/Gargoyle Hedged Value Fund (the “Predecessor Fund”) on July 13, 2015. The shareholders of the Predecessor Fund received shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the Predecessor Fund immediately prior to the Reorganization at the following conversion ratios:

	Predecessor Fund Shares Prior to Reorganization	Conversion Ratio	New Shares Issued by the Fund

Institutional Class/I Class	4,364,637	1.37451	5,999,237
Retail Class/N Class	1,135,908	1.37048	1,556,739

The Reorganization was treated as a tax-free exchange for federal income tax purposes, and accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization.

The net assets and composition of net assets of the Fund and the Predecessor Fund on July 12, 2015, were as follows:

	Fund	Predecessor Fund	Combined Funds
Paid-in-Capital	$100,000	$66,001,795	$66,101,795
Accumulated Net Investment Income	—	295,433	295,433
Accumulated Net Realized Gain	—	3,970,752	3,970,752
Net Unrealized Appreciation	—	5,224,907	5,224,907

Net Assets	$100,000	$75,492,887	$75,592,887

Cost of Investments	$100,000	$70,211,492	$70,311,492

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements

TCW Alternative Funds
Notes to Financial Statements (Continued)

and financial highlights. For the year ended September 30, 2014, and prior periods, the audit of those financial statements were performed by auditors different from the auditors of this report.

The fiscal year end of the Predecessor Fund was September 30, 2015. Subsequent to September 30, 2015, the Fund changed its fiscal year end to October 31, 2015, to reflect the fiscal year end of the Trust.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of their financial statements.

Principles of Accounting: The Fund uses the accrual method of accounting for financial reporting purposes. The Fund is considered an investment company under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services - Investment Companies.

Net Asset Value: The Net Asset Value of each Class of the Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that Class at the close of the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern Time or 1:00 p.m. Pacific Time, but the NYSE sometimes closes earlier) on each day that the NYSE is open for trading.

Security Valuations: Securities listed or traded on the New York and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ Stock Market are valued using official closing prices as reported by NASDAQ. Exchange traded derivatives are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options, swaps and futures.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Adviser that prices received are not reflective of a security’s market value, are valued by the Adviser in good faith under procedures established by and under the general supervision of the Trust’s Board of Trustees.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value inputs for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2015

Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 or 3 of the fair value hierarchy, depending on the observability of the input. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

Options contracts. Exchange listed option contracts traded on securities are fair valued using quoted prices from the applicable exchange; as such, they are categorized in Level 1.

The Fund categorized their investments at Level 1, with the corresponding industries as represented in the Schedule of Investments as of October 31, 2015, and September 30, 2015.

The Fund did not have any transfers in and out of Level 1 of the fair value during the one month ended October 31, 2015, and the year ended September 30, 2015.

The Fund held no investments or other financial instruments at October 31, 2015, and September 30, 2015, whose fair value was calculated using Level 3 inputs.

Security Transactions and Related Investment Income: Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

TCW Alternative Funds
Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Derivative Instruments: Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, assets, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the one month ended October 31, 2015, and year ended September 30, 2015, the Fund had the following derivatives and transactions in derivatives, grouped in the following risk categories.

TCW | Gargoyle Hedged Value Fund	October 31, 2015		September 30, 2015

	Equity Risk	Total	Equity Risk	Total

Statement of Assets and Liabilities:
Liability Derivatives
Written Options	$(2,616,908)	$(2,616,908)	$(1,441,206)	$(1,441,206)

Total Value	$(2,616,908)	$(2,616,908)	$(1,441,206)	$(1,441,206)

Statement of Operations:
Realized Gain (Loss) on:
Written Options	$(176,787)	$(176,787)	$1,227,112	$1,227,112

Total Value	$(176,787)	$(176,787)	$1,227,112	$1,227,112

Change in Unrealized Appreciation (Depreciation) on:
Written Options	$(2,542,713)	$(2,542,713)	$404,664	$404,664

Total Unrealized Appreciation (Depreciation)	$(2,542,713)	$(2,542,713)	$404,664	$404,664

Shares/Units(1)	355	355	520	520

(1) Amounts disclosed represent average number of contracts, which are representative of the volume traded for the one month ended October 31, 2015 and the year ended September 30, 2015.

Options: The Fund may purchase and sell put and call options on securities or indexes to enhance investment performance and/or to protect against changes in market prices.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. The Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. The Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The Fund may purchase call options to hedge against an increase in the price of securities

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2015

that the Fund ultimately wants to buy. The Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Fund may sell index call options to partially hedge its stock portfolio. The Fund receives premium for selling these options. However, selling index call options can limit the Fund’s opportunity to profit from an increase in the market value of the stock portfolio to the extent that the index options’ value increases above the sum of the option premium received and the exercise price of the call options.

Options purchased or sold by the Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

Option contracts purchased and written by the Fund and outstanding at the end of the respective periods are listed in the Fund’s Schedule of Investments.

The amount listed on the Statement of Assets and Liabilities as either deposit with brokers or payable to brokers for options, is cash held with or owed to the prime broker, Credit Suisse, to cover the cash movement of opening and closing option trades within the broker’s account.

Transactions in written option contracts for the one month ended October 31, 2015, and year ended September 30, 2015, were as follows:

	Call Contracts	Call Premiums

Options outstanding at October 1, 2015	780	$ 2,436,870
Options written	91	240,300
Options terminated in closing purchase transactions	(358)	(1,146,067)
Options exercised	—	—
Options expired	(158)	(461,243)
Options outstanding at October 31, 2015	355	$ 1,069,860
	Call Contracts	Call Premiums

Options outstanding at October 1, 2014	664	$ 1,153,440
Options written	6,557	16,922,164
Options closed	(6,223)	(15,194,352)
Options expired	(218)	(444,382)
Options outstanding at September 30, 2015	780	$ 2,436,870

Allocation of Operating Activity for Multiple Classes: Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to the Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income, and therefore, could result in differing amounts of distributions made by each class.

TCW Alternative Funds
Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Dividends and Distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The Fund declares and pays, or reinvests, dividends from net investment income annually. Capital gains realized by the Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to wash sales rules, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year. Dividends received from real estate investment trust securities may include return of capital. Such distributions reduce the cost basis of the respective securities. Distribution received, if any, in excess of the cost basis of a security is recognized as capital gain.

Use of Estimates: The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Risk Considerations

Market Risk: The Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could under perform other investments.

Investment Style Risk: The Fund may also be subject to investment style risk. The Adviser’s investment styles may be out of favor at times or may not produce the best results over shorter or longer time periods and may increase the volatility of the Fund’s share price.

Equity Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities fluctuate in value more than bonds and can decline in value over short or extended periods. The value of stocks and other equity securities will be affected by changes in a company’s financial condition and in overall market, economic and political conditions.

Derivatives Risk: Use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2015

For complete information on the various risks involved, please refer to the Fund’s prospectus and the Statement of Additional Information which can be obtained on the Fund’s website (www.tcw.com) or by calling the customer service.

Note 4 — Federal Income Taxes

It is the policy of the Fund to comply with the requirements under Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At October 31, 2015, and September 30, 2015, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows:

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes

October 31, 2015	$10,467,556	$(4,371,561)	$6,095,995	$64,608,205
September 30, 2015	7,350,619	(7,197,383)	153,236	66,808,863

At October 31, 2015, and September 30, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation/ Depreciation	Other Temporary Differences	Capital Loss Carryforwards	Total Distributable Earnings

October 31, 2015	$ 323,875	$ 1,163,860	$ 6,095,995	$(29,700)	$(3,636,306)	$ 3,917,724
September 30, 2015	320,356	1,163,860	159,493	(5,570)	—	1,638,139

Permanent differences incurred during the one month ended October 31, 2015, and the year ended September 30, 2015, resulting from differences in book and tax accounting have been reclassified as follows:

	(Decrease) Undistributed Net Investment Income	(Decrease) Accumulated Net Realized Gains (Losses)	Increase Paid-In-Capital

One Month ended October 31, 2015	$ —	$ —	$ —
Year Ended September 30, 2015	(54,822)	(740,007)	794,829

For the one month ended October 31, 2015, the year end September 30, 2015 and the year ended September 30, 2014, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Total Distributions

One Month ended October 31, 2015	$—	$—	$—
Year Ended September 30, 2015	300,196	3,824,647	4,124,843
Year Ended September 30, 2014	254,000	199,000	453,000

TCW Alternative Funds
Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

At October 31, 2015, the Fund had no realized loss carryforwards for federal income tax purposes.

The Fund will be permitted to carry forward capital losses incurred in future taxable years for an unlimited period. Additionally, Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

Note 5 — Fund Management Fees and Other Expenses

The Fund pays to the Adviser, as compensation for services rendered, facilities furnished and expenses borne by it, annual management fees of 0.90% of the Fund’s daily net asset value.

The Adviser limits the operating expenses of each Class of shares not to exceed the following expense ratios relative to each Class’ average daily net assets:

TCW | Gargoyle Hedged Value Fund
I Shares	1.25%(1)
N Shares	1.50%(1)

(1) These limitations are based on an agreement between the Adviser and the Fund.

The amount borne by the Adviser during a fiscal year when the operating expenses of a Fund are in excess of the expense limitation can be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Adviser can recapture expenses from the Fund for three years from the date they were waived.

At October 31, 2015, the Adviser has available for recoupment the following class specific waivers recorded by the Fund:

TCW | Gargoyle Hedged Value Fund	Year	Total Waived	Expiration Date	10/31/2015 Remaining

I Class Shares	10/31/2015	$53,400	10/31/2018	$150,140
N Class Shares	10/31/2015	$13,597	10/31/2018	$ 36,779
Total				$186,919

Trustees’ Fees: Trustees who are not affiliated with the Adviser receive compensation from the Fund which are shown on the Statement of Operations. Trustees may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred are recorded on the Fund’s books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Note 6 — Distribution Plan

TCW Funds Distributors (“Distributor”), an affiliate of the Adviser and the Fund, serves as the non-exclusive distributor of each class of the Fund’s shares. The Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares. Under the terms of the plan, the Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2015

Note 7 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the one month ended October 31, 2015, and the year ended September 30, 2015, were as follows:

	Purchases at Cost	Sales or Maturity Proceeds

One Month Ended October 31, 2015	$ 1,957,171	$ 3,234,765
Year Ended September 30, 2015	59,567,004	52,284,887

There were no purchases or sales of U.S. government securities during these periods.

Note 8 — Capital Share Transactions

Transactions in the Fund’s shares were as follows:

TCW | Gargoyle Hedged Value Fund	One Month Ended October 31, 2015(1)		Year Ended September 30, 2015(2)		Year Ended September 30, 2014(2)

I Class	Shares	Amount	Shares(3)	Amount	Shares(3)	Amount

Shares sold	350,348	$ 3,287,627	2,991,933	$ 29,477,990	2,666,549	$26,896,000
Shares Issued upon
Reinvestment of Dividends	—	—	230,349	2,189,737	31,614	298,000
Shares Redeemed	(274,897)	(2,573,037)	(1,707,420)	(16,505,675)	(566,298)	(5,815,000)
Net Decrease	75,451	$ 714,590	1,514,862	$ 15,162,052	2,131,865	$21,379,000

	One Month Ended October 31, 2015(1)		Year Ended September 30, 2015(2)		Year Ended September 30, 2014(2)

N Class	Shares	Amount	Shares(3)	Amount	Shares(3)	Amount

Shares sold	2,361	$ 22,052	766,222	$ 7,729,435	2,083,130	$21,116,000
Shares Issued upon
Reinvestment of Dividends	—	—	68,090	645,349	10,964	102,000
Shares Redeemed	(38,036)	(354,609)	(1,685,297)	(16,695,943)	(826,399)	(8,445,000)
Net Decrease	(35,675)	$(332,557)	(850,985)	$ (8,321,159)	1,267,695	$12,773,000

(1)	The Fund changed its fiscal year end to October 31.

(2)	Includes activities of the Predecessor Fund.

(3)	Adjusted based on the exchange ratio stated in Note 1.

Note 9 — Restricted Securities

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at October 31, 2015, and September 30, 2015.

Note 10 — Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the Trustees which provides that the Trust will indemnify and hold harmless each Trustee against any expenses actually and reasonably incurred by any Trustee in

TCW Alternative Funds
Notes to Financial Statements (Continued)

Note 10 — Indemnifications (Continued)

any proceeding arising out of or in connection with the Trustee’s services to the Trust, to the fullest extent permitted by the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote. The Trust has not accrued any liability in connection with such indemnification.

Note 11 — Recently Issued Accounting Pronouncements

In June 2014, FASB issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings.ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods beginning after December 15, 2015. Management is currently evaluating the implications of these changes and their impact on the financial statements.

Note 12 — Subsequent Event

On December 1, 2015, the Trust launched three additional funds offering distinct investment objectives.

TCW | Gargoyle Dynamic 500 Fund

The Fund’s investment objective is to seek greater long-term capital appreciation with reduced risk and lower volatility than the S&P 500 Index. The Fund seeks to achieve this by buying the S&P 500 Index and selling short-term slightly out-of-the-money SPX Call Options.

TCW | Gargoyle Systematic Value Fund

The Fund’s investment objective is to seek long-term capital appreciation by investing in equity securities of medium-large capitalization companies.

TCW High Dividend Equities Long/Short Fund

The Fund’s investment objective is to seek long-term capital appreciation by investing in equity securities listed on U.S. financial markets that are considered to have high dividends and in derivative instruments that have economic characteristics similar to such securities. The Fund may also short securities.

TCW | Gargoyle Hedged Value Fund

Financial Highlights - I Class

	One Month Ended October 31, 2015(1)		Year Ended September 30,				April 30, 2012 (Commencement of Operations) through September 30, 2012 (2)(8)
			2015(2)	2014(2)(8)		2013(2)(8)
Net Asset Value Per Share, Beginning of Year	$9.07		$10.34	$9.07		$7.25	$7.28

Income from Investment Operations:
Net investment income (loss)(3)	(0.00	)(4)	0.07	0.05		0.07	0.04
Net Realized and Unrealized Gain (Loss) on Investment	0.31		(0.89)	1.33		1.96	(0.07)

Total from Investment Operations	0.31		(0.82)	1.38		2.03	(0.03)

Less Distributions:
Distributions from Net Investment Income	—		(0.04)	(0.04)		(0.06)	—
Distributions From Net Realized Gain	—		(0.41)	(0.07)		(0.15)	—

Total Distributions	—		(0.45)	(0.11)		(0.21)	—

Net Asset Value Per Share, End of Year	$9.38		$9.07	$10.34		$9.07	$7.25

Total Return	3.42	%(5)	(8.15)%	15.32%		28.54%	(0.30	)%(5)
Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$55,734		$53,166	$44,955		$20,123	$16,899
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.39	%(6)	1.37%	1.17%		1.52%	1.94	%(6)
After Expense Reimbursement	1.25	%(6)	1.25%	1.25	%(7)	1.25%	1.25	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.31	%)(6)	0.66%	0.48%		0.92%	1.28	%(6)
Portfolio Turnover Rate	3	%(5)	71%	42%		66%	29	%(5)

(1)  The Fund changed its fiscal year end to October 31.

(2)  Reflects the Institutional Class of the Predecessor Fund adjusted for the exchange. See Note 1 in the Notes to Financial Statements.

(3)  Computed using average shares outstanding throughout the period.

(4)  Less than (0.005).

(5)  Not annualized.

(6)  Annualized.

(7)  Ratios include previously waived advisory fees recovered.

(8)  In connection with the reorganization of the RiverPark/Gargoyle Hedged Value Fund into the TCW|Gargoyle Hedged Value Fund, a conversion factor of 1.37451 was applied to the years ended September 30, 2014 and 2013, and April 30, 2012 through September 30, 2012 per share amounts to properly reflect the historical performance of the Fund.

See accompanying notes to financial statements.

TCW | Gargoyle Hedged Value Fund

Financial Highlights - N Class

	One Month Ended October 31, 2015(1)		Year Ended September 30,				May 4, 2012, (Commencement of Operations) through September 30, 2012 (2)(8)
			2015(2)	2014(2)(8)		2013(2)(8)
Net Asset Value Per Share, Beginning of Year	$9.06		$10.34	$9.08		$7.27	$7.17

Income from Investment Operations:
Net investment income (loss)(3)	(0.00	)(4)	0.04	0.02		0.04	0.04
Net Realized and Unrealized Gain (Loss) on Investment	0.32		(0.90)	1.34		1.97	0.06

Total from Investment Operations	0.32		(0.86)	1.36		2.01	0.10

Less Distributions:
Distributions from Net Investment Income	—		(0.01)	(0.03)		(0.05)	—
Distributions From Net Realized Gain	—		(0.41)	(0.07)		(0.15)	—

Total Distributions	—		(0.42)	(0.10)		(0.20)	—

Net Asset Value Per Share, End of Year	$9.38		$9.06	$10.34		$9.08	$7.27

Total Return	3.53	%(5)	(8.45)%	15.03%		28.42%	1.32	%(5)
Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$12,385		$12,292	$22,802		$8,533	$402
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.78	%(6)	1.65%	1.52%		1.67%	1.99	%(6)
After Expense Reimbursement	1.50	%(6)	1.50%	1.50	%(7)	1.50%	1.50	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.57	%)(6)	0.40%	0.23%		0.54%	1.35	%(6)
Portfolio Turnover Rate	3	%(5)	71%	42%		66%	29	%(5)

(1)  The Fund changed its fiscal year end to October 31.

(2)  Reflects the Retail Class of the Predecessor Fund adjusted for the exchange. See Note 1 in the Notes to Financial Statements.

(3)  Computed using average shares outstanding throughout the period.

(4)  Less than (0.005).

(5)  Not annualized.

(6)  Annualized.

(7)  Ratios include previously waived advisory fees recovered.

(8)  In connection with the reorganization of the RiverPark/Gargoyle Hedged Value Fund into the TCW|Gargoyle Hedged Value Fund, a conversion factor of 1.37048 was applied to the years ended September 30, 2014 and 2013, and April 30, 2012 through September 30, 2012 per share amounts to properly reflect the historical performance of the Fund.

See accompanying notes to financial statements.

TCW Alternative Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

TCW Alternative Funds

Los Angeles, California

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW | Gargoyle Hedged Value Fund, one of the funds constituting TCW Alternative Funds (the “Fund”) as of October 31, 2015 and September 30, 2015, and the related statements of operations and changes in net assets and the financial highlights for the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the TCW Alternative Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended September 30, 2014 and financial highlights for each of the periods in the period from commencement of operations through September 30, 2014, before the effects of the adjustments to retrospectively adjust the per share data financial highlights to give effect to the reorganization as discussed in footnote (8) to the financial highlights of the Fund (formerly the RiverPark/Gargoyle Hedged Value Fund) were audited by other auditors whose report, dated November 28, 2014, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW Alternative Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principle used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 and September 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of the TCW | Gargoyle Hedged Value Fund of the TCW Alternative Funds as of October 31, 2015 and September 30, 2015, the results of their operations, the changes in their net assets and the financial highlights for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

We have also audited the adjustments to the financial highlights of the Fund for each of the periods in the period from commencement of operations through September 30, 2014, to retrospectively adjust the per share data to give effect to the reorganization as discussed in footnote (8) to the financial highlights. Our procedures included recalculating the per share data using the conversion factor discussed in footnote (8) to the financial highlights. In our opinion, such retrospective adjustments are appropriate and have been properly applied. However, we were not engaged to audit, review, or apply any procedures to the financial statements and financial highlights of the Fund (formerly the RiverPark/Gargoyle Hedged Value Fund) for each of the periods in the period from commencement of operations through September 30, 2014 other than with respect to the retrospective adjustments described herein and, accordingly, we do not express an opinion or any other form of assurance on the financial statements and financial highlights of the Fund for each of the periods in the period from commencement of operations through September 30, 2014.

Los Angeles, California

December 11, 2015

[THIS PAGE INTENTIONALLY LEFT BLANK]

TCW Alternative Funds

Shareholder Expenses  (Unaudited)

As a shareholder of a TCW Alternative Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an Investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015, to October 31, 2015 (184 days).

Actual Expenses The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line under each Fund in the table below provides information about the hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio	Expenses Paid During Period May 1, 2015 to October 31, 2015
TCW | Gargoyle Hedged Value Fund
I Class Shares
Actual	$1,000.00	$924.14	1.25%	$6.01
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	1.25%	$6.31
N Class Shares
Actual	$1,000.00	$922.32	1.50%	$7.17
Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	1.50%	$7.53

TCW Alternative Funds

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Alternative Funds, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•	Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•	Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•	Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

TCW Alternative Funds

Privacy Policy  (Continued)

Categories of Information We Disclose to Nonaffiliated Third Parties

•	We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

•	We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•	We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•	We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

TCW Alternative Funds

Privacy Policy  (Continued)

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Alternative Funds, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW ALTERNATIVE FUNDS

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017|

email: privacy@tcw.com

TCW Alternative Funds

Investment Management and Advisory and Sub-Advisory Agreements (Unaudited)

The Adviser provides investment advisory services to the TCW/Gargoyle Hedged Value Fund (the “Fund”) under the Investment Management and Advisory Agreement dated July 13, 2015 (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser. The Advisory Agreement was approved for a two-year initial term by the Board of Trustees of the Trust (the “Board”) on March 9, 2015, and by the initial shareholder of the Fund. Gargoyle Investment Advisor L.L.C. (the “Sub-Adviser”) serves as the sub-adviser for the Fund under a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. The Sub-Advisory Agreement was also approved for a two-year initial term by the Board on March 9, 2015. Both the Advisory Agreement and the Sub-Advisory Agreement (together, the “Agreements”) became effective on July 13, 2015, which was the commencement of operations of the Fund upon the completion of its reorganization with its predecessor fund, the RiverPark/Gargoyle Hedged Value Fund, a series of RiverPark Funds Trust (the “Predecessor Fund”).

The Independent Trustees met separately with their independent legal counsel to review and discuss the information that had been requested on their behalf by their independent legal counsel and presented by the Adviser for their consideration. The information, material facts, and conclusions that formed the basis for their recommendation and the Board’s subsequent approval are described below.

Review process

The Independent Trustees reviewed advice regarding legal and industry standards provided by their independent legal counsel, who assisted them in their review and consideration of the Agreements. In deciding to approve the Agreements the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board.

Nature, extent, and quality of services

The Independent Trustees reviewed the nature, extent and quality of the services expected to be provided by the Adviser and the Sub-Adviser (together, the “Advisers”), noting in particular that each Independent Trustee also serves on the board of trustees of the TCW Funds and is therefore familiar with the Adviser’s capabilities in providing investment management services. The Board considered the depth and quality of the each Adviser’s investment management process, including its research and analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; and the resources of each organization to support the Fund. The Independent Trustees also reviewed the financial information about the Adviser’s organization showing the Adviser’s ability to carry out its obligations to the Fund, as well as the experience and qualifications of the key personnel at the Adviser.

The Independent Trustees reviewed the material elements of the oversight of the Sub-Adviser by the Adviser, including the Adviser’s extensive due diligence on the Sub-Adviser, including analysis of investment management services, past performance, portfolio construction, risk parameters, regulatory issues, personnel and ownership, and they reviewed a detailed compliance diligence report on the Sub-Adviser. The Board reviewed the Adviser’s proposed monitoring of portfolio activities and risk levels, monitoring of the ongoing condition of the Sub-Adviser, and annual and ongoing review of the Sub-Adviser’s compliance program and activities. The Independent Trustees noted that certain information, including the experience

TCW Alternative Funds

Investment Management and Advisory and Sub-Advisory Agreements (Unaudited)  (Continued)

and qualifications of the investment personnel at the Sub-Adviser and the services to be provided by the Sub-Adviser, has been discussed extensively among themselves and with representatives of the Sub-Adviser.

The Board and the Independent Trustees concluded that the nature, extent, and quality of the services expected to be provided by the Advisers should benefit the Fund and its shareholders.

Investment results

Noting that there is no performance information for the Fund because it is a new fund, the Independent Trustees considered the performance information for the predecessor private hedge fund (the Gargoyle Hedged Value Fund) and the Predecessor Fund managed by the Sub-Adviser with a comparable investment strategy. The Board considered the investment results of the Fund in light of its investment objective and against securities indexes. In reviewing the Predecessor Fund’s performance, the Board took into account the Fund’s distinct characteristics and strategy.

The Board concluded that the management of the Fund by the Adviser should benefit the Fund and its shareholders.

Advisory fees and total expenses

The Independent Trustees next considered the proposed management fee under the Advisory Agreement and the proposed expense ratio for the Fund, noting that the Adviser has agreed to operating expense limitations for the Fund under the terms of the Operating Expenses Agreement. They reviewed the management fees and expense ratios of various other comparable mutual funds (the “Peer Funds”) and noted that, while the proposed management fee and expense ratio for the Fund are slightly above the mean of the Peer Funds, many of the Peer Funds do not have sub-advisers. The Independent Trustees noted that the management fee did not include any breakpoints but concluded that sharing of potential economies of scale is more appropriate to consider when the Fund reaches a certain size where those potential economies may become apparent. The Independent Trustees noted the arm’s-length bargaining between the Adviser and the Sub-Adviser as to the allocation of the advisory fees, and further considered that the sub-advisory fee will be paid to the Sub-Adviser by the Adviser, and not directly by the Fund, that the Sub-Adviser has agreed to a reduced sub-advisory fee to help keep the Fund within its operating expense limitations, and that no affiliates of the Sub-Adviser will be retained to provide any services to the Fund.

The Adviser’s costs, level of profits, and economies of scale

 The Board recognized that the Fund is a new mutual fund with an expense limitation. For that reason, the Adviser is unlikely to realize profits from the Advisory Agreement until the Fund has grown substantially. In addition to on-going subsidies required in order to maintain the expense limitation, the Board also is aware of the substantial expenses incurred by the Adviser from its own resources in order to effect the reorganization of the Predecessor Fund into the Fund.

As noted above, the Board and the Independent Trustees considered the extent to which potential economies of scale could be realized as the Fund grows, but recognize that the Fund currently is too small to generate any economies of scale.

TCW Alternative Funds

Investment Management and Advisory and Sub-Advisory Agreements (Unaudited)  (Continued)

Ancillary benefits

 The Board and the Independent Trustees considered other actual and potential financial benefits to the Advisers in concluding that the contractual advisory fees are fair and reasonable for the Fund. In particular, they noted that the Adviser does not have any affiliates that materially benefit from the Adviser’s relationship to the Fund (except for the Adviser’s parent company as the controlling owner of the Adviser).

Conclusion

Based on their review, the Independent Trustees concluded that various tangible and intangible factors, including those discussed above, support a finding that the Advisory Agreements are fair and reasonable to the Fund and its shareholders, that shareholders of the Fund should receive reasonable value in return for the management fee and other amounts paid to the Advisers, and that the approval of the Advisory Agreements would be in the best interests of the Fund and its shareholders.

TCW Alternative Funds

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Trust uses to determine how to vote proxies are available without charge. The Board of Trustees of the Trust has delegated the Trust’s proxy voting authority to the Adviser.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Adviser are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Trust receives a request for a description of the Adviser’s proxy voting guidelines, it will deliver the description that is disclosed in the Trust’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Adviser, on behalf of the Trust, prepares and file Form N-PX with the SEC not later than August 31 of each year, which includes the Trust’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Trust’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

(Because of the merger, N-PX for June 30, 2015, is being filed by RiverPark.)

When the Trust receives a request for the Trust’s proxy voting record, it will send the information disclosed in the Trust’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Trust also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Trust files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Trust’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or

2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

TCW Alternative Funds

Tax Information Notice (Unaudited)

On account of the year ended September 30, 2015, the Fund paid a capital gain distribution within the meaning 852(b)(3)(c) of the Code. The Fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Total

TCW | Gargoyle Hedged Value Fund	$3,824,647

Under Section 854(b)(2) of the Code, the Fund hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1 (h) (11) of the Code for the fiscal year ended September 30, 2015:

Fund	Qualified Dividend Income

TCW | Gargoyle Hedged Value Fund	100.00%

The following are dividend received deduction percentages for the Funds’ corporate shareholders:

Fund	Dividends Received Deductions

TCW | Gargoyle Hedged Value Fund	100.00%

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2016, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual tax returns.

TCW Alternative Funds

Trustees and Officers (Unaudited)

A board of four trustees is responsible for overseeing the operations of the Trust. The trustees and their business addresses and their principal occupation for the last five years are set forth below.

Independent Trustees
Name, Year of Birth and Position with Funds (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Trustee

Peter McMillan (1957) Chairman	Indefinite term; Mr. McMillan has served as a trustee of TCW Alternative Funds since 2015.	Co-founder, Managing Partner and CIO, Temescal Canyon Partners (investment advisory firm), Co-founder and Managing Partner, Willowbrook Capital Partner, Willowbrook Capital Group, LLC (investment advisory firm) and Co-founder and KBS Capital Advisors (manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments), KBS Strategic Opportunity REIT (real estate investments), Metropolitan West Funds (mutual funds with 9 series), TCW Funds (mutual funds with 23 series) and TCW Strategic Income Fund, Inc. (closed-end fund).
Patrick C. Haden (1953)	Indefinite term; Mr. Haden has served as a trustee of TCW Alternative Funds since 2015.	Athletic Director, University of Southern California. Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).

Tetra Tech, Inc. (environmental consulting), UniHealth Foundation (charitable foundation), The Rose Hills Foundation (foundation), Metropolitan West Funds (mutual fund with 9 series), TCW Funds (mutual funds with 23 series) and TCW Strategic Income Fund, Inc. (closed-end fund).

Andrew Tarica (1959)	Indefinite term; Mr. Tarica has served as a trustee of TCW Alternative Funds since 2015.	Chief Executive Officer, Meadowbrook Capital Management (asset management company) and Employee, Concept Capital Markets, LLC (broker-dealer).	Metropolitan West Funds (mutual fund with 9 series), TCW Funds (mutual funds with 23 series), and TCW Strategic Income Fund, Inc. (closed-end fund).

Interested Trustee
Name, Year of Birth and Position with Funds (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Trustee

Jess Ravich (1957)	Indefinite term; Mr. Ravich has served as a trustee of TCW Alternative Funds since 2015.	Group Managing Director, the Advisor, TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Managing Director, Houlihan Lokey (2009-2012)	Cherokee, Inc. (global branding), ALJ Regional Holdings, Inc. (service company), AMARK (global trading & collectibles network), TCW Direct Lending LLC (private business development company).

TCW Alternative Funds

Trustees and Officers (Unaudited)  (Continued)

Officers of the Trust who are not Trustees:
Name, Year of Birth	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years (1)

David S. DeVito (1962)	President and Chief Executive Officer	Executive Vice President and Chief Operating Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; President, Chief Executive Officer and Director, TCW Funds and TCW Strategic Income Fund, Inc.; Treasurer and Chief Financial Officer, Metropolitan West Funds.
Meredith S. Jackson (1959)	Senior Vice President, General Counsel and Secretary

Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group Inc., Trust Company of the West, TCW Asset Management Company and Metropolitan West Asset Management; Senior Vice President, General Counsel and Secretary, Metropolitan West Funds, TCW Funds and TCW Strategic Income Fund, Inc. Previously, Partner and Chair of the Debt Finance Practice Group, Irell & Manella (law firm) (1999 – January 2013).

Jeffrey A. Engelsman (1967)	Chief Compliance Officer

Managing Director, Global Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Chief Compliance Officer, Metropolitan West Funds, TCW Funds and TCW Strategic Income Fund, Inc. Previously, Managing Director and Chief Compliance Officer of New York Life Investment Management Company.

Richard Villa (1964)	Treasurer

Managing Director and Chief Financial Officer, the Advisor, The TCW Group, Inc., Trust Company of the West, TCW Asset Management Company and Metropolitan West Asset Management; Treasurer and Chief Financial Officer, TCW Funds and TCW Strategic Income Fund, Inc.

(1) Positions with The TCW Group, Inc. and its affiliates may have changed over time.

Interested Trustee is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Adviser and shareholder and director of The TCW Group, Inc., the parent company of the Adviser.

In addition, George N. Winn, Senior Vice President of Trust Company of the West, TCW Asset Management Company and the Adviser, is the Assistant Treasurer of the Trust; Patrick W. Dennis, Senior Vice President & Associate General Counsel of Trust Company of the West, TCW Asset Management Company and the Adviser, is an Assistant Secretary of the Trust.

The SAI (Statement of Additional Information) has additional information regarding the Board of Trustees. A copy is available by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

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TCW Alternative Funds

865 South Figueroa Street

Los Angeles, California 90017

866 858 4338

www.TCW.com

INVESTMENT ADVISER

TCW Investment Management Company

865 South Figueroa Street

Los Angeles, California 90017

ADMINISTRATOR & TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, Pennsylvania 19406

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche, LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, New York 10286

DISTRIBUTOR

TCW Funds Distributors

865 South Figueroa Street

Los Angeles, California 90017

BOARD OF TRUSTEES

Peter McMillan

Trustee and Chairman of the Board

Patrick C. Haden

Trustee

Jess Ravich

Trustee

Andrew Tarica

Trustee

OFFICERS

David S. DeVito

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President

General Counsel, and Secretary

Richard Villa

Treasurer

Jeffrey A. Engelsman

Chief Compliance Officer

George N. Winn

Assistant Treasurer

TAFAR2015

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has not determined that any of its members is qualified to serve as an audit committee financial expert serving on its Audit Committee. Although each member of the Audit Committee is “independent,” as defined by Item 3 of Form N-CSR, and is financially sophisticated, the registrant only recently commenced operations with a single series and has in place a relatively small board of trustees with a limited number of members. Even without an audit committee financial expert, the registrant is comfortable that its audit committee can function effectively given the investment and financial experience and expertise of its members.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for the registrant’s first fiscal year ended October 31, 2015 for professional services performed by the independent public accounting firm that has been approved to perform an audit of the registrant’s financial statements for its first fiscal year totaled $52,000 for audit services.

Audit-Related Fees

(b)

The aggregate fees billed for the registrant’s first fiscal year ended October 31, 2015 for assurance, registration statement review, consent, and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0.

Tax Fees

(c)

The aggregate fees billed for the registrant’s first fiscal year ended October 31, 2015 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $8,100. Fees were for the preparation and filing of the registrant’s corporate returns.

All Other Fees

(d)

The aggregate fees billed for the registrant’s first fiscal year ended October 31, 2015 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(a)	Pre-Approval Requirements for Services to the Trust. Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either:

(i)	the Audit Committee shall pre-approve such engagement; or

(ii)	such engagement shall be entered into pursuant to the Pre-Approval Policies.

(b)

De Minimis Exceptions to Pre-Approval Requirements.   Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than five percent (5%) of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

(c)

Pre-Approval of Other Audit Services or Non-Audit Services Provided to the Adviser and Certain Other Persons.   The Audit Committee shall pre-approve other audit services proposed to be provided by the Auditor to the Trust and any non-audit services proposed to be provided by the Auditor to any entity in the Investment Company Complex, if the nature of the services provided relate directly to the operations or financial reporting of the Trust. Such engagement shall be entered into pursuant to the pre-approval requirements set forth above under Section (a).

Application of De Minimis Exception:   The De Minimis exceptions set forth above under Section (b) apply to pre-approvals under this Section (c) as well, except that the “total amount of revenues” calculation for Section (c) services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (c) (i.e., the Adviser or any control person).

(d)

Compliance with Pre-Approval Procedures.    The Audit Committee shall consider whether any non-audit services provided by the Auditor to any entity in the Investment Company Complex, which services were not pre-approved by the Audit Committee, are compatible with maintaining the Auditor’s independence.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)     None.

(c)     None.

(d)     None.

(f)	Not applicable. No audit performed.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year of the registrant ended October 31, 2015 was $0.

(h)

The registrant’s audit committee of the board of trustees has not considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (12.other)Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              TCW ALTERNATIVE FUNDS

By (Signature and Title)*         /s/ David S. DeVito

       David S. DeVito, President and Chief Executive Officer

       (principal executive officer)

Date        December 11, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*         /s/ David S. DeVito

       David S. DeVito, President and Chief Executive Officer

       (principal executive officer)

Date        December 11, 2015

By (Signature and Title)*         /s/ Richard M. Villa

       Richard M. Villa, Treasurer

       (principal financial officer)

Date        December 11, 2015

* Print the name and title of each signing officer under his or her signature.